Exhibit 10(a).1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CEZ, a. s. (the "Company") on Form 20-F for the period ending December 31, 2002, as filed with the Securities and Exchange Commission (the "Annual Report"), the undersigned hereby certify that to the best of our knowledge:

1. The Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



Date: June 25, 2003                By:   /s/ Jaroslav Mil
                                        ----------------------------------------
                                        Name:  Jaroslav Mil
                                        Title: Chief Executive Officer




Date: June 25, 2003                By:  /s/ David Svojitka
                                        ----------------------------------------
                                        Name:  David Svojitka
                                        Title: Chief Financial Officer